                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 10, 2007
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

            MICHIGAN                        0-16640               38-2606280
  (State or other jurisdiction            Commission           (I.R.S. Employer
of incorporation or organization)         File Number        Identification No.)

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
               (Registrant's telephone number including area code)

                                 NOT APPLICABLE
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 10, 2007, the Board of Directors of United Bancorp, Inc. approved employment contracts for 2007 and bonuses for 2006 for its executive officers.

The employment contracts include the following provisions:

1.   Term of contracts is twelve months

2. Termination for cause results in compensation paid to the date of termination.

3. Unless terminated for cause by mutual agreement, any other termination provides for continuation of salary for six months, which shall cease, however, if the employee secures employment sooner.

4. In the event of change in control, if the employee is terminated or leaves on his own accord within twelve months of the date of change in control, the employee will receive continuation of salary for twelve months.

5.   Confidential information is the property of the Company.

6. The terminated employee is prohibited from soliciting employees or clients of the Company or subsidiary banks for one year following termination.

7. Provides a non-compete clause within the subsidiary bank CRA areas for a term of one year.

8.   Disputes will be resolved by arbitration.

These terms are unchanged from prior years. 2006 bonus and 2007 salary amounts are set forth in the table below.

                                                           2006       2007
NAME AND POSITION                                          BONUS     SALARY
-----------------                                        --------   --------
Robert K. Chapman, President & Chief Executive Officer   $140,337   $250,000

Randal J. Rabe, Executive Vice President; President        94,126    190,000
and Chief Executive Officer of United Bank & Trust

Todd C. Clark, Executive Vice President; President and
Chief Banking Officer of United Bank & Trust -
Washtenaw                                                  69,242    170,000

Dale L. Chadderdon, Executive Vice President & Chief
Financial Officer                                          62,763    138,600

Gary D. Haapala, Executive Vice President; Executive
Vice President - Wealth Management Group, United Bank
& Trust                                                    32,765    167,000

Thomas C. Gannon, Senior Vice President - Human
Resources & Communication                                  37,350    105,500

Jamice W. Guise, Senior Vice President and Chief
Marketing Officer                                          33,633     95,000

John A. Odenweller, Senior Vice President - Operations
& Technology                                               36,103    100,000

Discretionary bonuses are based on individual contributions to performance as measured by subjective and quantitative evaluations. The calculation of share of profits to be distributed to the plan participants is constructed to provide awards consistent with the increase in profits as measured by return on equity, and is subject to change with the approval of the Board of Directors. The bonus amounts above may also include payments previously deferred under the former Management Committee Deferred Bonus Plan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS

10.1. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Robert K. Chapman

10.2. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Randal J. Rabe

10.3. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Dale L. Chadderdon

10.4. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Todd C. Clark

10.5. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Gary D. Haapala

10.6. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Thomas C. Gannon

10.7. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Jamice W. Guise

10.8. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and John A. Odenweller

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNITED BANCORP, INC.
                                        (Registrant)


Date: January 10, 2007                  By: /s/ Dale L. Chadderdon
                                            ------------------------------------
                                            (Principal Financial Officer)
                                            Executive Vice President &
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.:   Description:
------------   -----------
10.1           Employment Agreement effective January 1, 2007, between United
               Bancorp, Inc. and Robert K. Chapman

10.2           Employment Agreement effective January 1, 2007, between United
               Bancorp, Inc. and Randal J. Rabe

10.3           Employment Agreement effective January 1, 2007, between United
               Bancorp, Inc. and Dale L. Chadderdon

10.4           Employment Agreement effective January 1, 2007, between United
               Bancorp, Inc. and Todd C. Clark

10.5           Employment Agreement effective January 1, 2007, between United
               Bancorp, Inc. and Gary D. Haapala

10.6           Employment Agreement effective January 1, 2007, between United
               Bancorp, Inc. and Thomas C. Gannon

10.7           Employment Agreement effective January 1, 2007, between United
               Bancorp, Inc. and Jamice W. Guise

10.8           Employment Agreement effective January 1, 2007, between United
               Bancorp, Inc. and John A. Odenweller